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                                                                    EXHIBIT 10.8

                              SUBSIDIARY GUARANTEE

         GUARANTEE, dated as of September 24, 2002 ("GUARANTEE"), is being made by each of the undersigned wholly-owned subsidiaries of U.S. Plastic Lumber Corp. (each, a "GUARANTOR") in connection with the Exchange and Repurchase Agreement, dated as of September 24, 2002 (the "EXCHANGE AGREEMENT"), by and between U.S. Plastic Lumber Corp. (the "COMPANY") and Halifax Fund, L.P. (the "HOLDER"). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Exchange Agreement.

         WHEREAS, subject to the terms and conditions of the Exchange Agreement, the Holder has agreed to enter into the exchange and repurchase transactions described therein, pursuant to which the Holder will tender for exchange and repurchase the securities of the Company then held by the Holder (the "EXISTING SECURITIES"), and following which the Holder will hold the Company's (i) 10% Convertible Subordinated Debenture due March 24, 2006 (the "SUBORDINATED DEBENTURE") and (ii) 10% Subordinated Note due March 24, 2006 (the "SUBORDINATED NOTE" and, together with the Subordinated Debenture, the "EXCHANGE SECURITIES");

         WHEREAS, the Company owns, directly or indirectly, all of the issued and outstanding capital stock of each Guarantor;

         WHEREAS, each Guarantor derived substantial direct and/or indirect benefits from the funding made in connection with the issuance of the Existing Securities, and will derive similar benefits from the restructuring of the Company's obligations pursuant to the Exchange Agreement; and

         WHEREAS, it is a condition precedent to the obligations of the Holder under the Exchange Agreement that the Guarantors shall have executed and delivered this Guarantee to the Holder.

         NOW, THEREFORE, in order to induce the Holder to enter into the Exchange Agreement, each Guarantor hereby agrees with the Holder as follows:

1.       DEFINITIONS.

                  1.1 CERTAIN DEFINITIONS. When used herein, the following terms shall have the respective meanings indicated:

                  "OBLIGATIONS" means all of the obligations and liabilities of the Company to the Holder relating to the payment of money (including, without limitation, all of the interest that accrues on the Exchange Securities after the Exchange Securities become due and payable and all interest that accrues on the Exchange Securities after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or similar proceeding, relating to the Company whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter incurred, that may arise under, with respect to, or in connection with the Exchange Agreement, any of the other Transaction Documents or any other document, agreement or



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instrument made, delivered or given in connection with the Exchange Agreement or any other Transaction Document, whether on account of principal, interest, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and expenses of counsel to the Holder that are required to be paid by the Company pursuant to the terms of the Exchange Agreement, any of the other Transaction Documents or any other document, agreement or instrument made, delivered or given in connection with the Exchange Agreement or any other Transaction Document).

                  "TERMINATION DATE" means the first date on which all of the Obligations have been finally paid in cash; PROVIDED, HOWEVER, that the Termination Date shall be deemed extended if the Company enters into any bankruptcy or similar proceeding at a time when any amount paid to the Holder could be ordered to be repaid as a preference or pursuant to a similar theory, and shall not be deemed to occur until the date on which it is finally determined that no such repayment can be ordered.

                  1.2 OTHER DEFINITIONAL PROVISIONS. Unless otherwise specified in this Guarantee, the words "hereof," "herein" and "hereunder" and words of similar import when used in this Guarantee shall refer to this Guarantee as a whole and not to any particular provision of this Guarantee. The meanings given to terms defined in this Guarantee shall be equally applicable to both the singular and plural forms of such terms.

2.       GUARANTEE.

                  2.1 UNCONDITIONAL GUARANTEE. Subject to the provisions of
SECTION 2.2 of this Guarantee, each Guarantor, jointly and severally, unconditionally and irrevocably guarantees to the Holder the punctual and complete payment and performance by the Company of each of the Obligations as and when such Obligation becomes due (whether at stated maturity, by acceleration or otherwise).

                  2.2 APPLICABLE LAW. Notwithstanding anything in this Guarantee to the contrary, the maximum liability of each Guarantor under this Guarantee shall in no event exceed the amount that can be guaranteed by such Guarantor under applicable federal and state laws (including, without limitation, laws relating to the insolvency of debtors). Each Guarantor agrees that the aggregate amount of the Obligations may at any time exceed the maximum amount of such Guarantor's liability under this Guarantee without affecting this Guarantee or in any way impairing the rights and remedies of the Holder against any of the Guarantors under this Guarantee.

                  2.3 COSTS OF COLLECTION. Each Guarantor jointly and severally agrees to pay all of the fees, expenses and costs (including, without limitation, all reasonable fees and expenses of counsel) that may be paid or incurred by the Holder in enforcing or obtaining advice of counsel regarding any rights with respect to, or collecting, any of the Obligations or enforcing any rights with respect to, or collecting against, the Guarantors under this Guarantee.



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3.       SUBROGATION OF RIGHTS.

                  Notwithstanding any payment by any Guarantor under this Guarantee to the Holder or any set-off or application of any Guarantor's funds by the Holder, no Guarantor shall be entitled to exercise any right of subrogation that such Guarantor may have as a result of this Guarantee (whether contractual, under any provision of the bankruptcy code or any other law, or otherwise), until after the Termination Date. If any amount is paid to a Guarantor on account of any subrogation right at any time prior to the Termination Date, such Guarantor shall promptly (but in no event later than one
(1) Business Day after receipt of any such amount) turn over such amount in full (in the exact form received by such Guarantor and duly indorsed by such Guarantor to the Holder if necessary) to the Holder; PROVIDED, HOWEVER, that until such amount has been turned over to the Holder, (i) the Guarantor shall hold such amount in trust for the Holder, and (ii) such amount shall be segregated from all other assets and property of the Guarantor.

4.       AMENDMENT OF TRANSACTION DOCUMENTS; RELEASE OF COLLATERAL.

                  4.1 TRANSACTION DOCUMENTS; COLLATERAL. The Holder may (except as shall be required by applicable law) at any time and from time to time without the consent of, or notice to, any Guarantor, without incurring any liability or responsibility to any Guarantor, and without impairing or releasing the obligations of any Guarantor under this Guarantee:

                           (i) change the manner, place or terms of payment of,
and/or change or extend the time of payment of, renew, increase, accelerate or alter, any of the Obligations, any security therefor, or any liability incurred directly or indirectly in respect of the Obligations, and the guaranty made pursuant to this Guarantee shall apply to the Obligations as so changed, extended, renewed or altered;

                           (ii) sell, exchange, release, surrender, realize upon
or otherwise deal with in any manner and in any order any property pledged or mortgaged to secure the Obligations or any liabilities incurred directly or indirectly in respect of the Obligations or this Guarantee;

                           (iii) exercise or refrain from exercising any rights
or remedies against the Company or any other Person (including any Guarantor) or otherwise act or refrain from acting with respect to the Company or other Person (including without limitation, any Guarantor);

                           (iv) settle or compromise any of the Obligations, any
security therefor or any liability (including any of those under this Guarantee) incurred directly or indirectly in respect of the Obligations, or subordinate the payment of all or any part of the Obligations to the payment of any other liability (whether due or not) of the Company;

                           (v) apply any sums by whomsoever paid or howsoever
realized to any liability or liabilities of the Company to the Holder regardless of what liabilities of the Company remain unpaid;



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                           (vi) consent to or waive any breach of, or any act,
omission or default under, any of the Transaction Documents or any of the documents, instruments or agreements made, delivered or given in connection with the Transaction Documents, or otherwise amend, modify, supplement, cancel or terminate any of the Transaction Documents or any of the instruments, documents, or agreements made, delivered or given in connection with the Transaction Documents;

                           (vii) act or fail to act in any manner referred to in
this Guarantee which may deprive any Guarantor of its right to subrogation against the Company or any other Person (including any other Guarantor) to recover full indemnity for any payments made by such Guarantor pursuant to this Guaranty; and/or

                           (viii) release or substitute the Company or any
endorser, guarantor or other obligor.

                  4.2 HOLDER ACTION. The Holder shall not have any obligation at any time to take any action, or expend any funds, to (i) secure or perfect any Lien that is required to be granted by the Company as collateral security for the Obligations, or (ii) insure or otherwise protect any assets or property that is subject to a Lien granted by the Company as collateral security for the Obligations.

5.       OBLIGATIONS OF GUARANTORS.

                  5.1 GUARANTEE ABSOLUTE AND UNCONDITIONAL. (a) Each Guarantor hereby waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice or proof of reliance by the Holder upon this Guarantee or acceptance of this Guarantee; each Obligation shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived in reliance upon this Guarantee; and all dealings between the Company and the Guarantors, on the one hand, and the Holder, on the other hand, shall be conclusively presumed to have been consummated in reliance upon this Guarantee. Each Guarantor understands and agrees that this Guarantee shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (i) the validity or enforceability of (1) the Exchange Agreement, the Exchange Securities, any of the other Transaction Documents or any document, instrument or agreement made, delivered or given in connection with the Exchange Agreement, the Exchange Securities or any other Transaction Document, (2) any Lien securing the Obligations, (3) any of the collateral security for, or any guarantee of, the Obligations, or (4) any right of offset with respect to the Obligations, (ii) any defense, set-off or counterclaim that may at any time be available to, or be asserted by, the Company against the Holder, or (iii) any other circumstance whatsoever (including, without limitation, insolvency or bankruptcy of the Company or any other Person) that constitutes (or might be construed to constitute) an equitable or legal discharge of the Obligations or the obligations and liabilities of the Guarantors under this Guarantee, regardless of whether any Guarantor has notice or knowledge of any such circumstance.




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                  5.2 OBLIGATIONS NOT AFFECTED. None of the obligations and
liabilities of any of the Guarantors under this Guarantee shall be relieved or reduced, and none of the rights and remedies of the Holder against the Guarantors shall be impaired or adversely affected, as a result of (i) any demand by the Holder for payment of any of the Obligations being subsequently rescinded, (ii) any amendment, modification, supplement or termination of the Exchange Agreement, the Exchange Securities, any other Transaction Document or any document, agreement or instrument made, delivered or given in connection with the Exchange Agreement, the Exchange Securities or any other Transaction Document, or (iii) any or all of the collateral security for, or any other guarantee of, the Obligations or any right of offset with respect to the Obligations being renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released, in whole or in part, by the Holder at any time.

                  5.3 WAIVER OF NOTICE. Each Guarantor hereby waives (to the fullest extent permitted by applicable law) notice of (i) acceptance of this Guarantee and notice of any liability to which it may apply, (ii) promptness, diligence, presentment, demand of payment or performance, protest, notice of dishonor, nonpayment or nonperformance of any of the Obligations, and (iii) any suit or taking of other action by the Holder against, and any other notice to, any Person liable on or with respect to the Obligations (including such Guarantor or any other guarantor of the Company). When pursuing any of its rights and remedies against the Guarantors, the Holder may, but shall be under no obligation to, pursue any other rights and remedies that it may have against the Company or any other Person (including any other Guarantor) or against any collateral security for, or any guarantee of, the Obligations or any right of offset that it may have with respect to the Obligations; PROVIDED, HOWEVER, that none of the obligations and liabilities of the Guarantors under this Guarantee will be relieved or reduced, and none of the rights of the Holder will be impaired or adversely affected, as a result of any failure by the Holder to (i) pursue any rights or remedies that it may have against the Company or any other Person (including any other Guarantor), (ii) collect any amounts that are due any payable with respect to the Obligations from the Company or any other Person (including any other Guarantor), or (iii) realize upon any collateral security or guarantee or exercise any right of offset. Each Guarantor waives any right (to the fullest extent permitted by applicable law) to require the Holder to:
(i) proceed against the Company, any other Guarantor, any other guarantor of the Company or any other Person; (ii) proceed against or exhaust any security held from the Company, any other Guarantor, any other guarantor of the Company or any other Person; or (iii) pursue any other remedy against the Company, any other Guarantor, any other guarantor of the Company or any other Person. Each Guarantor waives (to the fullest extent permitted by applicable law) any defense



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based on or arising out of any defense of the Company, any other Guarantor, any other guarantor of the Company or any other Person other than payment in full of the Obligations, including, without limitation, any defense based on or arising out of the disability of the Company, any other Guarantor, any other guarantor of the Company or any other Person, or the unenforceability of the Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Company other than payment in full of the Obligations. The Holder may, at its election, foreclose on any security held by the Holder by one or more judicial or nonjudicial sales, or exercise any other right or remedy the Holder may have against the Company or any other Person, or any security, without affecting or impairing in any way the liability of any Guarantor under this Guarantee except to the extent the Obligations have been paid in full. Each Guarantor waives any defense arising out of any such election by the Holder, even though such election operates to impair or extinguish any right or reimbursement or subrogation or other right or remedy of such Guarantor against the Company or any other Person or any security (to the extent permitted by applicable law).

                  5.4 NO IMPAIRMENT. The liability of each Guarantor under this Guarantee is exclusive and independent of any security for or other guaranty of the Obligations, whether executed by such Guarantor, any other Guarantor, any other guarantor or by any other Person, and the liability of each Guarantor under this Guarantee shall not be affected or impaired by (a) any direction as to application of payment by the Company or by any other Person, (b) any other continuing or other guaranty, undertaking or maximum liability of a guarantor of the Company or of any other Person as to the Obligations, (c) any payment on or in reduction of any such other guaranty or undertaking, (d) any dissolution, termination or increase, decrease or change in personnel by the Company, (e) any payment made to the Holder which is repaid to the Company pursuant to a court order in any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceeding, and each Guarantor waives any right to the deferral or modification to its obligations hereunder by reason of any of such proceeding,
(f) any action or inaction by the Holder, or (g) any invalidity, irregularity or unenforceability of all or part of the Obligations or of any security therefor.

                  5.5 SEVERABILITY OF OBLIGATIONS; STATUTE OF LIMITATIONS. The obligations of each Guarantor under this Guarantee are independent of the obligations of any other Guarantor, any other guarantor of the Company, or any other Person, and a separate action or actions may be brought and prosecuted against each Guarantor whether or not action is brought against any other Guarantor, any other guarantor of the Company or any other Person and whether or not any other Guarantor, any other guarantor of the Company or any Person be joined in any such action or actions. Each Guarantor waives, to the fullest extent permitted by law, the benefit of any statute of limitations affecting its liability under this Guarantee or the enforcement of any such statute of limitations. Any payment by the Company or other circumstance that operates to toll any statute of limitations as to the Company shall operate to toll the statute of limitations as to each Guarantor.

                  5.6 SUBORDINATION. Any indebtedness of the Company now or hereafter held by the Guarantors is hereby subordinated in all respects to all of the Obligations; and if requested by the Holder after an Event of Default under either or both of the Exchange Securities has occurred and is continuing, and the obligations of the Company thereunder have been accelerated, the indebtedness of the Company to any Guarantor shall be collected, enforced and received by such Guarantor as trustee for the Holder and such Guarantor shall promptly (but in no event later than one (1) Business Day after receipt of any such amounts) turn over such amounts to the Holder; PROVIDED, HOWEVER, that no such collection or enforcement shall in any way affect or impair the liability of such Guarantor under any of the provisions of this Guarantee. Prior to the transfer by any Guarantor of any note or negotiable instrument evidencing any indebtedness of the Company to such Guarantor, such Guarantor shall mark such note or negotiable instrument with a legend that it is subordinated in all respects to all of the Obligations.



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                  5.7 AUTHORITY. It shall not be necessary for the Holder to inquire into the authority, capacity or powers of the Company or any of its Subsidiaries or the officers, directors, partners or agents acting or purporting to act on its behalf, and any indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed under this Guarantee.

                  5.8 REINSTATEMENT. Notwithstanding any other provision of this Guarantee to the contrary, if any payment with respect to the Obligations is rescinded or required to be restored or returned by the Holder for any reason whatsoever (including, without limitation, as a result of the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Company or the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Company or any of its assets or properties), this Guarantee shall continue to be effective, and shall be reinstated if previously terminated, as though such payment had not been made.

                  5.9 PAYMENTS. Each Guarantor hereby covenants and agrees that all amounts due and payable by such Guarantor under this Guarantee shall be paid to the Holder without set-off or counterclaim by wire transfer of immediately available United States dollar funds to such account as the Holder may designate in writing to such Guarantor from time to time.

6.       REPRESENTATIONS AND WARRANTIES.

                  6.1 REPRESENTATIONS AND WARRANTIES. Each Guarantor hereby makes the following representations and warranties to the Holder and agrees with the Holder that, as of the date of this Agreement and, if different, as of the Closing Date:

                           (a) such Guarantor (i) is a duly organized and
validly existing corporation in good standing under the laws of the jurisdiction of its incorporation, (ii) has the corporate power and authority to own its property and assets and to transact the business in which it is engaged and presently proposes to engage, and (iii) is duly qualified and is authorized to do business and is in good standing in each jurisdiction where the conduct of its business requires such qualification except for failures to be qualified which, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect;

                           (b) such Guarantor has (i) the corporate power and
authority to execute, deliver and perform the terms and provisions of this Guarantee and each other Transaction Document to which it is a party and has taken all necessary corporate action to authorize the execution, delivery and performance by it of this Guarantee and each Transaction Document to which it is a party and (ii) has duly executed and delivered this Guarantee and each other Transaction Document to which it is a party, and this Guarantee and each such Transaction Document constitutes the legal, valid and binding obligation of such Guarantor, enforceable against such Guarantor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of creditors' rights and remedies or by other equitable principles of general application;



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                           (c) neither the execution, delivery or performance by
such Guarantor of this Guarantee or any other Transaction Document to which it is a party, nor the compliance by it with the terms and provisions hereof and thereof, (i) will contravene any provision of any applicable law, statute, rule or regulation, or any applicable order, writ, injunction or decree of any court or governmental instrumentality, (ii) will conflict with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of such Guarantor pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement, or any other material agreement or other instrument to which such Guarantor is a party or by which it or any of its property or assets are bound or to which it may be subject or (iii) will violate any provision of the charter or bylaws of such Guarantor;

                           (d) no order, consent, approval, license,
authorization or validation of, or filing, recording or registration with (except as have been obtained or made), or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required in connection with, (i) the execution, delivery and performance of this Guarantee or any other Transaction Document to which such Guarantor is a party, or (ii) the legality, validity, binding effect or enforceability of this Guarantee or any other Transaction Document to which such Guarantor is a party;

                           (e) there are no actions, suits or proceedings
(private or governmental) pending or threatened (i) with respect to this Guarantee or any Transaction Documents to which such Guarantor is a party, or
(ii) with respect to such Guarantor that could reasonably be expected to have a Material Adverse Effect;

                           (f) [intentionally omitted]

                           and

                           (g) all of the representations and warranties of the
Company in the Exchange Agreement that relate to such Guarantor will be true and correct in all material respects on the Closing Date (except that any such representation and warranty that is expressly stated as being made only as of a specified date shall be true and correct in all material respects as of such specified date).

                  6.2 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All of the representations and warranties made by each Guarantor in this Guarantee and the other Transaction Documents and all of the documents, agreements, and instruments made, delivered or given in connection with this Guarantee and the other Transaction Documents shall survive the execution, delivery and performance of this Guarantee and the other Transaction Documents.

7.       MISCELLANEOUS.

                  7.1 NOTICES. Any notice, demand or request required or permitted to be given by the Company, any Guarantor or the Holder pursuant to the terms of this Agreement shall be in writing and shall be deemed delivered
(i) when delivered personally or by verifiable facsimile transmission, unless such delivery is made prior to 5 p.m. (eastern time) or on a day that is not a

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Business Day, in which case such delivery will be deemed to be made on the next succeeding Business Day, (ii) on the next Business Day after timely delivery to an overnight courier and (iii) on the Business Day actually received if deposited in the U.S. mail (certified or registered mail, return receipt requested, postage prepaid), addressed as follows:

                  (a) if to the Company or the Holder, at the address or transmission number at which notices are sent to them pursuant to SECTION 8.8 of the Exchange Agreement, and

                  (b) if to any Guarantor, at the address for notices set forth under its signature to this Guarantee.

                  A party may from time to time change its address for notices by giving at least 10 days' written notice of such changed address to the other parties hereto.

                  7.2 SEVERABILITY. Any provision of this Guarantee that is prohibited or unenforceable in any jurisdiction shall as to such jurisdiction be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Guarantee, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  7.3 INTEGRATION. This Guarantee, the other Transaction Documents to which each Guarantor is a party and the other documents, agreements and instruments made, delivered or given by any Guarantor in connection with this Agreement or any other Transaction Document represents the entire agreement of each Guarantor and the Holder with respect to the subject matter expressed in this Guarantee, the other Transaction Documents and such other documents, agreements and instruments, and there are no promises, undertakings, representations or warranties by each Guarantor, the Holder relative to such subject matter, the other Transaction Documents or such other documents, agreements and instruments. Any previous agreement between the Guarantors, and the Holder with respect to the subject matter of this Guarantee, the other Transaction Documents to which each Guarantor is a party and the other documents, agreements and instruments made, delivered or given by any Guarantor in connection with this Agreement or any other Transaction Document is superseded by this Guarantee, the other Transaction Documents and such other documents, agreements and instruments.

                  7.4 AMENDMENTS, WAIVERS, ETC. IN WRITING. None of the terms or provisions of this Guarantee may be waived, amended, supplemented or otherwise modified except pursuant to a written instrument executed by each Guarantor and the Holder.

                  7.5 NO WAIVER. The Holder shall not by any act (except as provided in SECTION 7.4 above), any failure to act or any delay in acting be deemed to have (i) waived any right or remedy under this Guarantee, any other Transaction Document or any document, agreement or instrument made, delivered or given in connection with this Agreement or the other Transaction Documents, or
(ii) acquiesced in any Event of Default or in any breach of any of the terms and conditions of this Guarantee, any other Transaction Document or any document, agreement or instrument made, delivered or given in connection with this Agreement or the other Transaction Documents. No failure to exercise, nor any delay in exercising, any right, power or privilege of the Holder under this Guarantee, any other Transaction Document or any document, agreement or instrument made, delivered or given in connection with this Agreement or the other Transaction Documents shall operate as a waiver of any such right, power or privilege. No single or partial exercise of any right, power or privilege under this Guarantee, any other Transaction Document or any document, agreement or instrument made, delivered or given in connection with this Agreement or the other Transaction Documents shall preclude any other or further exercise of any other right, power or privilege. A waiver by the Holder of any right or remedy under this Guarantee, any other Transaction Document or any other document or instrument made, delivered or given in connection with this Agreement or the other Transaction Documents on any one occasion shall not be construed as a bar to any right or remedy that the Holder would otherwise have on any future occasion.

                  7.6 CUMULATIVE REMEDIES. The rights and remedies provided in this Guarantee are cumulative, may be exercised singly or concurrently, and are not exclusive of any other rights or remedies provided by law.

                  7.7 SECTION HEADINGS. The section headings used in this Guarantee are for convenience of reference only and are not to affect the construction of this Guarantee or be taken into consideration in the interpretation of this Guarantee.

                  7.8 INDEMNIFICATION. Each Guarantor agrees to jointly and severally indemnify and hold harmless the Holder and each of its directors, officers, employees, advisors and agents (each, an "INDEMNIFIED PERSON") from and against, and shall pay each Indemnified Person as and when incurred, all claims, damages, losses, liabilities, costs and expenses of any kind whatsoever, including reasonable fees and expenses of attorneys and paralegals, that such Indemnified Person may incur as a result of third party claims (or that may be claimed against such Indemnified Person by any Person), together with all costs and expenses resulting from the compromise or defense of any claims or liabilities, by reason of or in connection with (i) the preparation, execution, delivery, validity, enforceability or performance of this Guarantee, the other Transaction Documents to which such Guarantor is a party and the other documents, agreements and instruments made, delivered or given by such Guarantor in connection with this Agreement or any of the other Transaction Documents,
(ii) any action taken by any Indemnified Person pursuant to, or in connection with, this Guarantee, any of the other Transaction Documents to which such Guarantor is a party or any other document, agreement or instrument made, delivered or given by such Guarantor in connection with this Agreement or any of the other Transaction Documents, (iii) any breach by such Guarantor of any warranty, covenant, term or condition in, or the occurrence of any default under, this Guarantee, any of the other Transaction Documents to which such Guarantor is a party or any other document, agreement or instrument made, delivered or given by such Guarantor in connection with this Agreement or any of the other Transaction Documents, and (iv) any inquiry, investigation, litigation, proceeding or other action related to or arising out of this Guarantee, any of the other Transaction Documents to which such Guarantor is a party or any other document, agreement or instrument made, delivered or given by such Guarantor in connection with this Agreement or any of the other Transaction Documents (whether or not such Indemnified Party is a party to such investigation, litigation, proceeding or other action and whether any such investigation, litigation or proceeding or other action is brought by the Company, such Guarantor, any shareholder or creditor of the Company or such Guarantor or any other Person); PROVIDED, HOWEVER, that such Guarantor shall not be required to indemnify an Indemnified Person for any claims, damages, losses, liabilities, costs or expenses to the extent, but only to the extent, caused solely by the gross negligence or willful misconduct of such Indemnified Person (as determined in a final, non-appealable judgment in a court of competent jurisdiction). In case any action or proceeding is brought against an Indemnified Person in respect of which indemnity may be sought under this Guarantee, such Indemnified Person shall promptly give notice of any such action or proceeding to each Guarantor and may require each Guarantor, upon such notice, to assume the defense of the action or proceeding, PROVIDED that the failure of an Indemnified Person to give such notice shall not relieve any Guarantor of its obligations under this SECTION 7.8. Upon receipt of notice from an Indemnified Person requesting that the Guarantors assume the defense of any action or proceeding, each Guarantor shall resist and defend such action or proceeding at its sole cost and expense. The obligations of the Guarantors under this SECTION 7.8 shall survive the termination of this Guarantee.

                  7.9 SUCCESSORS AND ASSIGNS. This Guarantee shall be binding upon each Guarantor and its successors and assigns and this Guarantee shall inure to the benefit of the Holder and its successors, indorsees, transferees and assigns. No Guarantor may assign any of its rights under, or delegate any of its duties or obligations under, this Guarantee without the prior written consent of the Holder.

                  7.10 SETOFF AND ADJUSTMENTS. In addition to any right now or hereafter granted under applicable law, upon the occurrence and during the continuance of an Event of Default under the Exchange Securities, the Holder is hereby authorized at any time or from time to time, without notice to any Guarantor or to any other Person (any such notice being expressly waived by all of the Guarantors) to setoff and to appropriate and apply any and all deposits (general or special) and any other indebtedness at any time held or owing by the Holder to or for the credit or the account of such Guarantor, against and on account of the obligations and liabilities of such Guarantor to the Holder under this Guaranty, irrespective of whether or not (i) the Holder shall have made any demand under this Guarantee, or (ii) such obligations and liabilities are contingent or unmatured.

                  7.11 GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the State of New York applicable to contracts made and to be performed entirely within the State of New York.

                  7.12 SUBMISSION TO JURISDICTION; WAIVERS. Each Guarantor hereby irrevocably and unconditionally:

                           (a) submits itself and its property to any legal
action or proceeding relating to this Guarantee, any of the other Transaction Documents or any document, agreement or instrument made, delivered or given in connection with this Agreement or the other Transaction Documents, or for recognition and enforcement of any judgment in respect of this Guarantee, any of the other Transaction Documents or any such other document, agreement or instrument, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and the appellate courts for such state and federal courts;

                           (b) consents that any such action or proceeding may
be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

                           (c) agrees that service of process in any such action
or proceeding may be effected by registered or certified mail (or any substantially similar form of mail), postage prepaid to such Guarantor at its address set below its signature to this Guarantee or at such other address as such Guarantor shall have notified the Holder pursuant to the terms of this Guarantee;

                           (d) agrees that nothing in this Guarantee shall
affect the right of the Holder to effect service of process in any other manner permitted by law or shall limit the right of the Holder to sue in any other jurisdiction; and

                           (e) waives, to the fullest extent permitted by law,
any right any Guarantor may have to claim or recover any special exemplary, punitive or consequential damages in any legal action or proceeding that relates to, or that arises from, this Guarantee, any of the other Transaction Documents or any other document, agreement or instrument made, delivered or given in connection with this Guarantee or any of the other Transaction Documents.

                  7.13 WAIVERS OF JURY TRIAL. Each Guarantor hereby irrevocably and unconditionally waives trial by jury in any legal action or proceeding relating to this Guarantee or any other Transaction Document to which it is a party and for any counterclaim therein.

                  7.14 COMPLIANCE WITH EXCHANGE AGREEMENT. Each Guarantor covenants and agrees that on and after the date hereof and until all Obligations have been paid in full, such Guarantor shall take, or will refrain from taking, all actions that are necessary to be taken or not taken so that no violation of any covenant or agreement of the Company contained in the Exchange Agreement is caused by the actions of such Guarantor or any of its Subsidiaries. The Guarantors hereby jointly and severally agree to pay all reasonable out-of-pocket costs and expenses of the Holder in connection with the enforcement of this Guarantee and any amendment, waiver or consent relating hereto (including, without limitation, reasonable legal fees and disbursements).

                            [SIGNATURE PAGE FOLLOWS]



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



                  IN WITNESS WHEREOF, each of the undersigned has caused this Guarantee to be duly executed and delivered by its duly authorized officer as of the date first above written.

                              U.S. PLASTIC LUMBER LTD.
                              2300 W. Glades Road, Suite 44020
                              Boca Raton, Florida  33431


                              By: /s/ Bruce Rosetto
                                 -----------------------------------------------
                              Name: Bruce Rosetto
                              Title: Secretary


                              THE EAGLEBROOK GROUP, INC.
                              2600 West Roosevelt Road
                              Chicago, IL  60608


                              By: /s/ Bruce Rosetto
                                 -----------------------------------------------
                              Name: Bruce Rosetto
                              Title: Secretary

                              U.S. PLASTIC LUMBER FINANCE CORPORATION
                              2300 W. Glades Road, Suite 440W
                              Boca Raton, FL  33431


                              By: /s/ Bruce Rosetto
                                 -----------------------------------------------
                              Name: Bruce Rosetto
                              Title: Secretary

                              U.S. PLASTIC LUMBER IP CORPORATION
                              2300 W. Glades Road, Suite 440W
                              Boca Raton, FL  33431


                              By: /s/ Bruce Rosetto
                                 -----------------------------------------------
                              Name: Bruce Rosetto
                              Title: Secretary




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